EXHIBIT 32
CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Universal Insurance Holdings, Inc. (“Company”) on Form 10-Q for the fiscal quarter ended June 30, 2024 as filed with the Securities and Exchange Commission on the date hereof (“Report”), the undersigned, in the capacity and on the date indicated below, each hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: July 30, 2024	By:	/s/ Stephen J. Donaghy
	Name:	Stephen J. Donaghy
	Title:	Chief Executive Officer

Date: July 30, 2024	By:	/s/ Frank C. Wilcox
	Name:	Frank C. Wilcox
	Title:	Chief Financial Officer